UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2010 (December 23, 2010)

___________________

REGENERON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File No.)	IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

Late last week, Regeneron Pharmaceuticals, Inc. (“Regeneron”) and sanofi-aventis were informed by the U.S. Food and Drug Administration (“FDA”) that a case confirmed as avascular necrosis of a joint was seen in another company’s anti-nerve growth factor (“NGF”) program.  The FDA believes this additional case provides evidence to suggest a class-effect and has placed REGN475/SAR164877, an NGF inhibitor being developed by Regeneron and sanofi-aventis, on clinical hold. There are currently no ongoing trials with REGN475/SAR164877 that are either enrolling or treating patients.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

Date: December 27, 2010	By:	/s/ Murray A. Goldberg
		Name:	Murray A. Goldberg
		Title:	Senior Vice President, Finance and
Administration, Chief Financial
Officer, Treasurer, and Assistant
Secretary